Forward-Looking Statement
The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, market outlook, revenue backlog for the company and other drillers, contract opportunities and commitments, operational performance, rig demand, rig capacity, dayrates, rig reactivations, rig upgrades including upgrade projects for the Sedco 700-series semisubmersible rigs, newbuild and acquisition opportunities, uses of excess cash including stock buybacks, debt reduction, fleet marketing efforts, rig mobilizations and planned shipyard programs. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the company’s most recent Form 10-K for the year ended December 31, 2006 and in the company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s web site at
www.deepwater.com/Non-GAAP.cfm.

Company Overview
Industry’s largest offshore contract driller – 82 units total Unique focus on High-Specification fleet
13 Fifth-Generation Deepwater Floaters capable of 7,500+ feet water depths 16 Other Deepwater Floaters capable of 4,500-7,200 feet water depths 4 Other High-Specification Floaters capable of harsh environ. operations
3 ultra-deepwater rigs under construction, 2 units to be upgraded to deepwater drilling capability

Largest Offshore Rig Fleet (1)
Jackup Semi and Drillship Other MODU
(2)
Transocean GlobalSantaFe Noble Pride ENSCO Diamond Rowan Offshore
(1) Excludes ownership in barges, MOPU’s, platform rigs, land rigs, equity ownership positions, coldstacked rigs and new rig construction (2) Excludes a drillship utilized in a research mode
4 Source: ODS Rigpoint, February 2007

Revenues by Source
Other 3%
Jackups Asia/Pacific 5th Gen DW
18% 24% 27%
Europe/Africa 45%
Other Floaters 23%
Other DW
North/South 23% Other High- America Spec 31% 6%
By Asset Type By Geographic Location
2006 Revenue: $3,882 Million

Company Overview
Industry’s largest offshore contract driller – 82 units total
Unique focus on High-Specification fleet
Geographically diverse fleet and strong customer mix

Revenues by Major Customer
Chevron 14% Other 24%
BP 11%
National Oils 25%
Anadarko 3%
Majors
Woodside Shell 11% 54% 3% ONGC
5% Independents 21%
Eni Total 6% 8% Statoil Petrobras 7% 8%
2006 Revenue: $3,882 Million
7 Source: Transocean

Company Overview
Industry’s largest offshore contract driller – 82 units total Unique focus on High-Specification fleet Geographically diverse fleet and strong customer mix Exceptional business cycle

Exceptional Business Cycle
Activity level remains strong in all segments of the fleet Deepwater sector offers exceptional opportunities with long-duration cycle likely
Represents significant source of potential hydrocarbon reserves High exploration success, large development projects – limited exposure to oil prices
Near & long-term shortage of capacity Numerous emerging provinces

Expanding Activity
Supports Deepwater Sustainability
Established Gulf of Mexico
Lease expirations driving short-term demand
Brazil Exploration success Increased activity from int’l operators West Africa Exploration success New development programs
Established

Expanding Activity
Supports Deepwater Sustainability
Developing Gulf of Mexico Ultra-deep well bores — 34,000+ feet
Taxing capabilities of Fifth-Generation Deepwater fleet
Growth in India New discoveries in Brazil Eastern Med. Malaysia Established Developing

Expanding Activity
Supports Deepwater Sustainability
Frontier Mexico Deepwater reserves — 36 billion bbls + Orphan Basin
Largest undrilled geological structure in the world
East Africa/Pakistan/South China Sea Established Developing Frontier

Exceptional Business Cycle
Mid-water floater sector aided by strength in deepwater
North Sea demand remains strong, especially Norway Numerous term contract opportunities
Recent contract signings confirm current dayrate range $350K — $435K
Jackup sector remains robust
Some multi-year opportunities –India, Arabian Gulf, Gulf of Suez New capacity finding contracts Recent contract signings -$ 180K — $225K

Company Overview
Industry’s largest offshore contract driller – 82 units total Unique focus on High-Specification fleet Geographically diverse fleet and strong customer mix Exceptional business cycle
Contract backlog provides excellent earnings , cash flow visibility & growth prospects

Contract Backlog by Years
Total Contract Backlog(1) = $21.6 Billion
$5.0 $4.5
$2.3 $1.2
$2.0 $3.1 $0.5
$3.8 $3.8 $1.6
$1.4
$2.5 $2.6 $0.2 $1.6 $1.2
2007 2008 2009 2010 2011 2012-15
(Remaining)
High-Specification Fleet Remaining Fleet
(1) Calculated by multiplying the contracted operating dayrate by the firm contract period from February 28, 2007 forward.
Reflects firm commitments represented by signed contracts. Contract backlog excludes revenues from mobilization, demobilization, contract preparation and customer reimbursables. Our backlog calculation assumes that we receive the full contractual dayrate, which could be higher than the actual dayrate that we receive because of a number of factors
15 (rig downtime, suspension of operations, etc....) including some beyond our control.
Source: Transocean Fleet Status Report March 7, 2007

High-Specification Floaters Backlog
Transocean vs. All Competitors
(Billions $USD) All Competitors $16.6 GSF $4.1 SDRL $3.1 PDE $2.9 DO $2.8 NE $1.6 ESV $1.4 RDC $0.0 RIG $14.9 $0 $ 5 $10 $15 $20 Source: Riglogix 16 As of January 31, 2007

Percent of Fleet
Committed (1)
Under Contract CommitmentsUncommitted
2007 2008 2009 High-Specification 0% 0% 12% Floaters Fleet
(37 Rigs(2)) 100% 100% 88%
7%
Other Floaters 24%
Fleet (mid-water) 38%
62%
(20 Rigs) 76% 93% 5% 36% Jackups Fleet 36%
64%
(25 Rigs) 64%
95%
Effective February 28, 2007
(1) Commitment time includes working, mobilization/demobilization and scheduled shipyard time; excludes letters of intent and options (2) Includes Sedco 702 and Sedco 706 rig upgrade commitments as of expected delivery date. The Sedco 702 upgrade 17 is expected to enter service by October 2007, while the Sedco 706 is expected to enter service by April 2008. Includes two of three newbuild drillships, with expected delivery dates in 2009. Third unit expected delivery in 2010.

Focus On Execution & Cost Control
Safety
Recordable incidents at lowest level in company’s history
Personnel
Recruitment, retention, training – helped by Company size and diversity
Effective nationalization plans started in 2001 New recruitment areas Major shipyard projects No more rigs reactivation
3 enhanced Enterprise-class rigs / 2 major upgrades (Sedco 700-series)
Daily operations
Cost control

Use of Cash
Reinvestment in the business
3 enhanced Enterprise-class newbuilds confirmed 2 major upgrades of existing units (Sedco 700-series)
Industry consolidation / rigs acquisition : at the right time / at the right price
Returning cash to shareholders
Stock repurchase program : $4.0 billion authorized in May 2006
$ 3.4 billion repurchased through February 2007
- 85% complete
Use of some leverage for opportunistic purchases of stock

Return of Value to Shareholders and Reinvestment
Share Repurchases Dividends and Organic Growth New Builds as % of Market Cap Upgrades 26% Share Repurchases Dividends
25% 20%
16% 15% 15%
15%
13%
10%
10% 5% 0% RIG GSF DO NE ESV RDC
Source: Public filings and statements by individual companies.
20 Data reflects activity announced or completed during 2005, 2006 and through March 1, 2007. Calculated based on amount of announced activity divided by market cap.

Summary
Exceptional business climate continues
Regional outlook appears strong for the foreseeable future in all sectors
Contract backlog supports improved long term financial performance
Strong cash flow, opportunities for growth
Company differentiating itself with premium fleet and technology initiatives Continuing to return capital to shareholders and reinvest in the business